SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    =========

                                   FORM 8-K/A

                             AMENDED CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934



      Date of Report:  MARCH 31, 2005         Commission File: 333-107826
      Amended Date of Report:  May 05, 2005


                             SUNCOAST NATURALS, INC.

             (Exact Name of Registrant As Specified In Its Charter)



                 DELAWARE                           02-0656132
             (State of Incorp.)                (IRS Employer Identi-
                                                 fication Number)

                     5447 NW 42ND Ave., Boca Raton, FL 33496
                    (Address of Principal Executive Offices)


                                 (561) 995-4625
                         (Registrant's Telephone Number)

     The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:


     ITEM 2.01: ACQUISITION OR DISPOSITION OF ASSETS

     The Board of Directors has approved a spin-off of its wholly-owed subsidiary, OptiLiving, Inc. through a stock dividend to its shareholders. The subsidiary owns the formulations and trademarks of the all-natural suncare and skincare products marketed under the brand names of Caribbean Pacific and Suncoast Naturals.

     The spin-off will be accomplished through the dividend of one Share of OptiLiving, Inc. Common Stock to holders of each one Share of Suncoast Naturals, Inc. Common Stock owned of record as of the close of business on March 31, 2005, and the plan is presently being submitted to shareholders for approval on written consent.

     OptiLiving, Inc. will be under the scientific direction of Dr. Sam Saliba, the Company's Director of Research and Development, and a management and marketing team is presently being assembled to re-launch the various product lines. The Company is also negotiating the acquisition of a manufacturing facility which will be fully licensed to produce the all-natural suncare, skincare, and nutriceutical products which will be marketed by OptiLiving. The Registrant is presently evaluating several additional potential acquisitions of or joint ventures with companies in related industries.


     ITEM 4.01: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The firm of Rosenberg Rich Baker Berman & Co., CPA, has notified the Registrant as of March 17, 2005 that it has resigned as independent auditors for the Registrant. The firm has informed the Registrant that its resignation is due to a decision on its part to reduce the number of public company clients. During the Registrant's two most recent fiscal years, the certifying accountant's report did not contain an adverse opinion or disclaimer of opinion, nor was their report qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years, and any subsequent interim period prior to the resignation, Management had no disagreements with the former certifying accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure. The Board of Directors of the Registrant has retained the firm of Walden Certified Public Accountants to serve as its independent certifying accountant effective March 17, 2005.

     ITEM 5.02: RESIGNATION OF DIRECTOR OF THE REGISTRANT


     The Board of Directors of the Registrant has accepted the resignation of Sean McCarthy and Peter Schnieper as Officers and Directors of the Registrant, effective as of December 1, 2004. The Board has appointed William J. Reilly to serve as President of the Registrant and Thomas Hagan to serve as Secretary of the Registrant.


                                   SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  March 31, 2005               SUNCOAST NATURALS, INC.


                                     By:/s/ WILLIAM J. REILLY
                                        ---------------------
                                            WILLIAM J. REILLY
                                            President